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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 9, 1998
                                                         ----------------


                              M&T BANK CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    New York
                  ---------------------------------------------
                 (State or other jurisdiction of incorporation)



         001-9861                                       16-0968385
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(Commission File Number)                    (I.R.S. Employer Identification No.)



      One M&T Plaza, Buffalo, New York                           14203
 ---------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (716) 842-5445
                                                     --------------

                                (NOT APPLICABLE)
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.


           On December 9, 1998, M&T Bank Corporation ("MTB") announced that it had entered into a definitive agreement with FNB Rochester Corp. ("FNB"), Rochester, New York, pursuant to which FNB, a bank holding company, will be acquired by MTB upon the satisfaction of a number of conditions. Upon consummation of the transaction, First National Bank of Rochester, FNB's national bank subsidiary, will be merged into Manufacturers and Traders Trust Company ("M&T Bank"), MTB's principal commercial bank subsidiary.

           First National Bank of Rochester operates 19 banking offices in western and central New York State. At September 30, 1998, FNB reported approximately $568 million in assets. FNB's common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (File No. 000-13423). Additional information concerning FNB is on file with the Securities and Exchange Commission.

           Each share of FNB Common Stock outstanding at the time the acquisition is consummated will be converted into either 0.06766 of a share of common stock of MTB (and cash in lieu of fractional shares) or the right to receive $33.00 in cash as provided in the Agreement and Plan of Merger, dated as of December 9, 1998, by and among FNB, MTB and MTB's wholly-owned subsidiary, Olympia Financial Corp. ("Olympia"), providing for the merger (the "Merger") of FNB with and into Olympia (the "Plan of Merger"), set forth as Annex A to the Agreement and Plan of Reorganization (the "Reorganization Agreement" and, together with the Plan of Merger, the "Merger Agreements"), dated as of December 9, 1998, by and among MTB, FNB and Olympia. A copy of the Reorganization Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference. Subject to possible adjustments set forth in the Plan of Merger, the total number of shares of FNB Common Stock to be converted into shares of common stock of MTB in the acquisition shall be 50% of the 3,625,806 shares of FNB Common Stock outstanding on December 9, 1998, less 50% of the number of shares of FNB Common Stock acquired by MTB or FNB prior to the effective date of the Merger. The right to receive shares of common stock of MTB is subject to the allocation and proration procedures set forth in the Plan of Merger.

           Consummation of the transaction is subject to a number of conditions, including regulatory approvals and the approval of FNB's stockholders. Subject to the satisfaction of all conditions, it is anticipated that the transaction will be completed in early 1999.

           Following the consummation of the transaction, Mr. Michael J. Falcone, chairman of the board of directors of FNB, and Mr. R. Carlos Carballada, president and chief executive officer of FNB, will be elected directors of MTB and M&T Bank.

           MTB management has estimated that upon the achievement of the fully phased-in cost savings expected to result from the Merger (which are expected to accrue over a period of months following consummation of the Merger), the impact of the Merger (exclusive of one-time Merger-related charges) will be an accretion to cash earnings per share of approximately 2% to 3% and an accretion to GAAP earnings per share of approximately 1%. Based upon the projected timing of consummation (and again excluding one-time Merger-related charges), MTB management has estimated that the Merger will not result in any appreciable change in cash earnings per share in 1999 and will dilute 1999 GAAP earnings per share by approximately 1%. Factors that may cause actual results to differ from these forward-looking statements include, among others, the following possibilities: (1) expected cost savings from the Merger cannot be fully realized within the expected time frame; (2) revenues following the Merger are lower than expected; (3) costs or difficulties related to the integration of the business of MTB and FNB are greater than expected; or (4) other "Future Factors" enumerated in MTB's Annual Report on Form 10-K for the year ended December 31, 1997. MTB assumes no responsibility to update these forward-looking statements after the date hereof.

           Contemporaneous with the execution and delivery of the definitive agreement described above, FNB granted MTB a stock option (the "Stock Option") to acquire up to 19.9% of the outstanding shares of common stock of FNB under certain conditions. A copy of the Stock Option Agreement, dated as of December 9, 1998, by and between MTB and FNB granting the Stock Option is filed as
Exhibit 99.2 hereto and is incorporated herein by reference.

         In addition, in connection with the Merger, each member of the Board of Directors of FNB, each in his or her capacity as a shareholder of such company, has agreed with MTB to vote or cause to be voted for approval of the Merger Agreements all of his or her shares which he or she is entitled to vote with respect thereto. In addition, each of such persons has agreed not to transfer or otherwise dispose of his or her shares of FNB Common Stock prior to shareholder approval of the Merger Agreements or termination of the Merger Agreements pursuant to the terms thereof. Each such person has also agreed not to take any action that would substantially impair the prospects of completing the Merger pursuant to the Merger Agreements. The form of Voting Agreement is filed as
Exhibit 99.3 hereto and incorporated herein by reference.

           The press release issued by MTB and FNB with respect to the announcement of the transaction described herein is filed as Exhibit 99.4 hereto and incorporated herein by reference.

           The foregoing descriptions of and references to all of the above-mentioned agreements and documents are qualified in their entirety by reference to the complete texts of the agreements and documents that are filed herewith and incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits

The following exhibits are filed herewith:


           Exhibit No.

           99.1 Agreement and Plan of Reorganization dated as of December 9, 1998, by and among M&T Bank Corporation, Olympia Financial Corp. and FNB Rochester Corp.

           99.2 Stock Option Agreement dated as of December 9, 1998 by and between M&T Bank Corporation and FNB Rochester Corp.

           99.3 Form of Voting Agreement between the Directors of FNB Rochester Corp. and M&T Bank Corporation, dated as of December 9, 1998.

           99.4     Joint Press Release, dated December 9, 1998.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            M&T BANK CORPORATION



                                            By: /s/ Michael P. Pinto
                                                ---------------------------
Date: December 17, 1998                         Michael P. Pinto
                                                Executive Vice President
                                                and Chief Financial Officer

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Report Dated: December 9, 1998          Commission File Number: 001-9861
              ----------------                                  --------



                              M&T BANK CORPORATION
             (Exact name of registrant as specified in its charter)


                                    EXHIBITS

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                                  EXHIBIT INDEX


           Exhibit No.
           -----------

           99.1. Agreement and Plan of Reorganization dated as of December 9, 1998, by and among M&T Bank Corporation, FNB Rochester Corp. and ONBANCorp, Inc.

           99.2. Stock Option Agreement dated as of December 9, 1998 by and between M&T Bank Corporation and FNB Rochester Corp.

           99.3. Form of Voting Agreement between the Directors of FNB Rochester Corp. and M&T Bank Corporation, dated as of December 9, 1998.

           99.4.           Joint Press Release, dated December 9, 1998.